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OI


CUSIP 687836 10 6
SEE REVERSE  FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK PAR VALUE $0.01
This CERTIFIES that


is the

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK FO owner of

OSCA, Inc., transferable on the books of the Corporation by the owner in person, or by duly authorized attorney, upon Surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal fo the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary

President and Cheif Executive Officer

Countersigned and Registered:
     Norwest Bank
     (Minnesota, N.A.)

Transfer Agent
and Registrar,
By

Authorized Officer

OSCA, Inc.
     The Corporation will furnish WITHOUT CHARGE to EACH STOCKholdeR WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -  as tenants in common   UNIF GIFT MIN ACT- ..... Custodian .....
                                           (Cust)       (Minor)
TEN ENT    -  as tenants by the entireties
                                           under Uniform Gifts to Minors
JT WROS    -  as joint tenants with right
              of survivorship and not as       Act ..........................
              tenants in common                    (State)


Additional abbreviations may also be used though not in the above list.

For value received, ..................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

                               ...............................................

 ..............................................................................

 ..............................................................................

 ..............................................................................

 ........................................................................Shares
of Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .......................................................

 .......................................................................Attorney
to transfer the said Shares on the books of the within-named corporation with full power of substitution in the premises.

Dated .......................


                             ..........................................



        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change Whatever.